                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): January 7, 2000



                             TELENETICS CORPORATION
             (Exact name of registrant as specified in its charter)



           California                                             33-0061894
(State or Other Jurisdiction of          0-16580                (IRS Employer
         Incorporation)          (Commission File Number)    Identification No.)



                               25111 Arctic Ocean
                              Lake Forest, CA 92630
                    (Address of Principal Executive Offices)


                                 (949) 455-4000
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report.)

Item 2.  Acquisition or Disposition of Assets

         On January 7, 2000, Telenetics Corporation (the "Company") acquired all of the outstanding stock of eflex Wireless, Inc. ("Eflex"). The stock was acquired from Edward L. Didion and Teralyn Didion, John D. McLean and Kathleen M. McLean, William C. Saunders and Paula Saunders and Terry S. Parker (collectively, the "Selling Shareholders") pursuant to the terms of a stock purchase agreement.

         Eflex has developed proprietary technology for sending and receiving data over the existing control channels of cellular networks and is headquartered in Brandon, Florida.

         The base purchase price for the acquisition consisted of the issuance of 750,000 shares of the Company's common stock with a fair market value of $2,070,000. In addition, the Company may be obligated to issue up to an additional 6,000,558 shares of the Company's common stock if certain milestones are attained during the earn-out period through December 31, 2004.

         The acquisition of Eflex will be accounted for using the purchase method of accounting, with the assets acquired and the liabilities assumed recorded at their fair values as of the date of acquisition. The excess of the purchase price over the fair value of the assets acquired and the liabilities assumed represents the value of the technology acquired and will be recorded in intangible assets.

         In determining the purchase price for Eflex, the Company took into account the value of companies of similar industry and size to Eflex, the proprietary technology of Eflex and its officers, comparable transactions and the market for such companies generally.

Item 7.  Financial Statements and Exhibits

         (a)  Financial statements of businesses acquired


         The following financial statements of Eflex are included in this Current Report:

                                                                            Page
                                                                            ----

Independent Auditors' Report                                                  4
Financial Statements
  Balance Sheet as of December 31, 1999                                       5
  Statement of Operations for the period from inception (July 28,
       1999) to December 31, 1999                                             6
  Statement of Stockholders' Deficit for the period from
       inception (July 28, 1999) to December 31, 1999                         7
  Statement of Cash Flows for the period from inception (July
        28, 1999) to December 31, 1999                                        8
  Notes to Financial Statements                                               9

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
eFlex Wireless, Inc.

We have audited the accompanying balance sheet of eFlex Wireless, Inc. (a development stage corporation) as of December 31, 1999 and the related statements of operations, stockholders' deficit and cash flows for the period from inception (July 28, 1999) through December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of eFlex Wireless, Inc. at December 31, 1999, and the results of its operations and its cash flows for the period from inception (July 28, 1999) through December 31, 1999 in conformity with generally accepted accounting principles.


                                                     /S/ BDO Seidman, LLP

Orlando, Florida
February 23, 2000

                              EFLEX WIRELESS, INC.
                                  BALANCE SHEET
                            AS OF DECEMBER 31, 1999

DECEMBER 31,                                                               1999
--------------------------------------------------------------------------------

Assets

Current assets:
  Cash                                                              $     9,909
  Prepaid expenses                                                        1,176
--------------------------------------------------------------------------------

         Total current assets                                            11,085

Office equipment, net of accumulated depreciation of $965                15,591
--------------------------------------------------------------------------------

                                                                    $    26,676
================================================================================
Liabilities and Stockholders' Deficit

Current liabilities:
  Accounts payable                                                  $    18,551
  Accrued compensation                                                  100,470
  Accrued expenses                                                       12,275
  Note payable to related party (Note 3)                                257,000
--------------------------------------------------------------------------------

         Total current liabilities                                      388,296
--------------------------------------------------------------------------------

Stockholders' deficit:
  Common stock, $.01 par value; 100,000 shares authorized; 10,000
    shares issued and outstanding                                           100
  Excess of purchase price over net assets acquired (Note 2)            (50,560)
  Deficit accumulated during the development stage                     (311,060)
  Less: Stockholders' receivables                                          (100)
--------------------------------------------------------------------------------

         Total stockholders' deficit                                   (361,620)
--------------------------------------------------------------------------------

                                                                    $    26,676
================================================================================

                 See accompanying notes to financial statements.

                              EFLEX WIRELESS, INC.
                            STATEMENT OF OPERATIONS
       FOR THE PERIOD FROM INCEPTION (JULY 28, 1999) TO DECEMBER 31, 1999


PERIOD FROM INCEPTION (JULY 28, 1999) TO DECEMBER 31,                      1999
--------------------------------------------------------------------------------

General and administrative expenses                                 $  (305,452)
Interest expense                                                         (5,608)
--------------------------------------------------------------------------------

Net loss                                                            $  (311,060)
================================================================================

                 See accompanying notes to financial statements.


                                             EFLEX WIRELESS, INC.
                                      STATEMENT OF STOCKHOLDERS' DEFICIT
                      FOR THE PERIOD FROM INCEPTION (JULY 28, 1999) TO DECEMBER 31, 1999


                                                                                                   DEFICIT
                                                                                  EXCESS OF    ACCUMULATED
                                                    COMMON STOCK             PURCHASE PRICE     DURING THE
                                              --------------------------    OVER NET ASSETS    DEVELOPMENT    STOCKHOLDERS'
                                                  SHARES         AMOUNT            ACQUIRED          STAGE      RECEIVABLES
-----------------------------------------------------------------------------------------------------------------------------

Balance, July 28, 1999                                 -         $    -           $       -     $        -      $         -

July 28, 1999 - Issuance of common
  stock to founders                               10,000            100                   -              -             (100)

August 27, 1999 - Business acquisition
  (Note 2)                                             -              -             (50,560)             -                -

Net loss                                               -              -                   -       (311,060)               -
-----------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 1999                        10,000         $  100           $ (50,560)    $ (311,060)     $      (100)
=============================================================================================================================

                 See accompanying notes to financial statements.

                              EFLEX WIRELESS, INC.
                            STATEMENT OF CASH FLOWS
       FOR THE PERIOD FROM INCEPTION (JULY 28, 1999) TO DECEMBER 31, 1999


PERIOD FROM INCEPTION (JULY 28, 1999) TO DECEMBER 31,                      1999
--------------------------------------------------------------------------------

Cash flows from operating activities:
  Net loss                                                        $    (311,060)
  Adjustments to reconcile net loss to net cash used for
    operating activities:
      Depreciation                                                          965
      Cash provided by (used for):
        Prepaid expenses                                                 (1,176)
        Accounts payable                                                 18,551
        Accrued payroll                                                 100,470
        Accrued expenses                                                 12,275
--------------------------------------------------------------------------------

Net cash used for operating activities                                 (179,975)
--------------------------------------------------------------------------------

Cash flows from investing activities:
  Purchase of office equipment                                          (14,118)
  Cash paid in business acquisition                                      (7,998)
--------------------------------------------------------------------------------

Net cash used for investing activities                                  (22,116)
--------------------------------------------------------------------------------

Cash flows from financing activities:
  Proceeds from issuance of note payable to related party               212,000
--------------------------------------------------------------------------------

Net increase in cash                                                      9,909

Cash, beginning of period                                                     -
--------------------------------------------------------------------------------

Cash, end of period                                               $       9,909
================================================================================

                 See accompanying notes to financial statements.

                              EFLEX WIRELESS, INC.
                         NOTES TO FINANCIAL STATEMENTS

1.      Summary of         Nature of Operations
        Significant        --------------------
        Accounting
        Policies           eFlex Wireless, Inc. (the "Company") was incorporated
                           on July 28, 1999 for the purpose of developing and marketing remote equipment monitoring and control devices. The Company is in the "development stage" as defined by Financial Accounting Standards Board
                           Statement No. 7, which established standards of financial accounting and reporting applicable to development stage enterprises.

                           Office Equipment
                           ----------------

                           Office equipment is carried at cost and depreciated under the straight-line method over a useful life of five years.

                           Use of Estimates
                           ----------------

                           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                           Income Taxes
                           ------------

                           The Company, with the consent of its stockholders, elected to be taxed as an S corporation for federal and certain state income tax purposes. Under this election, the stockholders include their respective share of taxable income of the Company in their individual tax returns. Therefore no provision for income taxes has been made.

                           Fair Value of Financial Instruments
                           -----------------------------------

                           Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments. Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 1999.

                              EFLEX WIRELESS, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

                           The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash, accounts receivable, accounts payable, accrued expenses and note payable to related party. Fair values were assumed to approximate carrying values for these financial instruments since they are short term in nature and their carrying amounts approximate fair values or they are receivable or payable on demand.

2.      Business           On August 27, 1999, the Company entered into sales
        Acquisition        and assignment agreements with two companies
                           affiliated through common control and their stockholder whereby the Company was assigned all of the assets and assumed all of the liabilities of these companies. Since these companies are considered entities under common control, the assets and liabilities purchased were recorded at their historical basis. The excess of the purchase price over the net assets acquired has been included in the stockholders' deficit section of the balance sheet.

                           The transaction was recorded as follows:

                           ------------------------------------------------------------------------------

                           Total consideration paid in cash                                   $    7,998
                           Less book value of assets acquired                                     (2,438)
                           Liabilities assumed                                                    45,000
                           ------------------------------------------------------------------------------

                           Excess of purchase price over net assets acquired                  $   50,560
                           ==============================================================================

3.      Note Payable to    Note payable to related party consists of the
        Related Party      following:

                           DECEMBER 31,                                                             1999
                           ------------------------------------------------------------------------------

                           Fixed 7% note payable to company owned by two
                             stockholders, maximum loan amount of $305,000,
                             principal and interest due on December 31, 2000,
                             collateralized by substantially all the Company's
                             assets and intellectual property                                 $  257,000
                           ==============================================================================

                           One-half of this note payable and related accrued interest was paid by the seller and the remaining one-half was assumed by the seller in connection with the sale of the Company on January 7, 2000 (see Note
                           6).

                              EFLEX WIRELESS, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED


4.      Supplemental Cash  Supplemental cash flow information is as follows:
        Flow Information

                           YEAR ENDED DECEMBER 31,                                                  1999
                           ------------------------------------------------------------------------------

                           Cash paid for interest                                              $       -

                           Noncash investing and financing activities:
                             Assumption of note payable from affiliated
                               company                                                            45,000
                             Assignment of office equipment from affiliated
                               company                                                             2,438
                             Common stock issued in exchange for
                               stockholders' receivables                                             100
                           ==============================================================================

5.      Commitments        The Company is party to various legal proceedings
        and                arising out of the normal conduct of business.
        Contingencies      Management believes that the final outcome of these
                           proceedings will not have a material adverse effect, if any, upon the Company's financial position.

6.     Subsequent          As of January 7, 2000, the Company became a
       Events              wholly-owned subsidiary of Telenetics. On January 7,
                           2000, the stockholders of the Company entered into an agreement to sell all of the Company's outstanding stock to Telenetics Corporation ("Telenetics"), a California corporation. Also as of this date, the Company's officers and directors resigned from their positions, and all employment and consulting agreements were terminated. New employment and consulting agreements were executed with Telenetics and the Company's officers and employees.

         (b)  Pro forma financial information.


         The following pro forma financial information of the Company is included in this Current Report:


                                                                            Page
                                                                            ----

         Description of Pro Forma Financial Information                      13
         Pro Forma Financial Statements
           Pro Forma Condensed Balance Sheet as of September 30, 1999
             (unaudited)                                                     14
           Pro Forma Condensed Statement of Operations for the nine
             months ended September 30, 1999 (unaudited)                     15
           Notes to Pro Forma Condensed Financial Statements
             September 30, 1999 (unaudited)                                  16

                 DESCRIPTION OF PRO FORMA FINANCIAL INFORMATION

The acquisition of Eflex will be accounted for using the purchase method of accounting with the assets acquired and liabilities assumed recorded at their fair values as of the date of acquisition. The excess of the purchase price over the fair value of the assets acquired and liabilities assumed represents the value of the technology acquired and will be recorded in intangible assets.

The following unaudited pro forma condensed financial information is based upon the historical financial statements and has been prepared to illustrate the effect of the acquisition of Eflex.

The unaudited pro forma condensed balance sheet assumes the acquisition occurred on September 30, 1999 and was prepared using the historical balance sheets of the Company and Eflex as of that date. The unaudited pro forma condensed statement of operations illustrates the effect of the acquisition of Eflex on the Company's results of operations for the nine months ended September 30, 1999, assuming the acquisition took place on July 28, 1999 (the incorporation date of Eflex).

The unaudited pro forma condensed balance sheet and statement of operations are not intended to be indicative of the financial position or results of operations which actually would have been realized had the acquisition occurred on the dates assumed, nor of the future results of operations of the combined entities. The accompanying unaudited pro forma condensed financial statements should be read in connection with the historical financial statements and notes of the Company and Eflex.


                                            TELENETICS CORPORATION
                                      PRO FORMA CONDENSED BALANCE SHEET
                                        SEPTEMBER 30, 1999 (UNAUDITED)

                                                                                      Pro Forma
                                                                                  Adjustments(1)       Pro Forma
                                                  Telenetics        Eflex         Debit (Credit)       Combined
                                             ---------------------------------------------------------------------

Current assets:
    Cash                                       $        4,873  $          106                       $       4,979
    Accounts receivable, net                        1,932,362               -                           1,932,362
    Receivable from related parties                   155,659               -                             155,659
    Inventories                                     1,640,536               -                           1,640,536
    Prepaid expenses and other current assets         171,116             766                             171,882
                                               -------------------------------                      --------------

Total current assets                                3,904,546             872                           3,905,418

Property, plant and equipment, net                    739,920          10,474                             750,394
Goodwill, net                                         408,680               -                             408,680
Intangible assets, net                                567,503               -          2,344,048        2,911,551
Other assets                                           72,769               -                              72,769
                                               -------------------------------                      --------------

Total assets                                   $    5,693,418  $       11,346                       $   8,048,812
                                               ===============================                      ==============

Current liabilities:
    Bank overdraft                             $       74,079  $            -                       $      74,079
    Revolving line of credit                          940,501               -                             940,501
    Current portion of related party debt              25,762               -                              25,762
    Current portion of long-term debt                  28,972               -                              28,972
    Subordinated unsecured promissory notes           696,513               -                             696,513
    Accounts payable                                1,201,870          17,120                           1,218,990
    Accrued expenses                                  469,189          56,274            (80,000)         605,463
    Advance payments from customers                    12,333               -                              12,333
    Income tax payable                                173,746               -                             173,746
                                               -------------------------------                      --------------

Total current liabilities                           3,622,965          73,394                           3,776,359

Related party debt, less current portion              250,000         132,000                             382,000
Long-term debt, less current portion                   42,652               -                              42,652
                                               -------------------------------                      --------------

Total liabilities                                   3,915,617         205,394                           4,201,011

Shareholders' Equity:
    Preferred stock                                 1,593,744               -                           1,593,744
    Common stock                                   11,809,643             100         (2,070,000)      13,879,643
                                                                                             100

    Accumulated deficit                           (11,625,586)       (143,488)          (143,488)     (11,625,586)
    Excess of purchase price over net assets
      acquired                                              -         (50,560)           (50,560)               -
    Shareholders' receivable                                -            (100)              (100)               -
                                               -------------------------------                      --------------

Total shareholders' equity                          1,777,801        (194,048)                          3,847,801
                                               -------------------------------                      --------------

Total liabilities and shareholders' equity     $    5,693,418  $       11,346                       $   8,048,812
                                                 =============================                      ==============

     See accompanying notes to the pro forma condensed financial statements.


                                       TELENETICS CORPORATION
                             PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                          NINE MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED)

                                                                                      Pro Forma
                                                                                    Adjustments             Pro Forma
                                          Telenetics           Eflex (2)          Debit (Credit)             Combined
                                      ---------------------------------------------------------------------------------
Net sales                             $      10,316,338   $               -                             $   10,316,338

Cost of sales                                 7,147,024                   -                                  7,147,024
                                      --------------------------------------                            ---------------

Gross profit                                  3,169,314                   -                                  3,169,314

Operating expenses                            2,860,865             141,677               56,000 (3)         3,183,542
                                                                                         125,000 (4)
                                      --------------------------------------                            ---------------


Income (loss) from operations                   308,449            (141,677)                                   (14,228)

Interest expense                               (254,938)             (1,811)                                  (256,749)

Debt termination costs                          (86,190)                  -                                    (86,190)

Other income                                     36,573                   -                                     36,573
                                      --------------------------------------                            ---------------

Income (loss) before income taxes                 3,894            (143,488)                                  (320,594)

Income taxes                                        829                   -                                        829
                                      --------------------------------------                            ---------------

Net income (loss)                     $           3,065   $        (143,488)                            $     (321,423)
                                      ======================================                            ===============

Net income (loss) per share, basic
   and diluted (5)                    $             -0-                                                 $         (.03)
                                      =================                                                 ===============

Weighted average shares of common
   stock, basic and diluted                   9,644,125                                                      9,810,792
                                      ==================                                                ===============

     See accompanying notes to the pro forma condensed financial statements.

                             TELENETICS CORPORATION
              NOTES TO THE PRO FORMA CONDENSED FINANCIAL STATEMENTS
                         SEPTEMBER 30, 1999 (UNAUDITED)

(1) The acquisition of Eflex by the Company is accounted for using the purchase method of accounting. The pro forma adjustments to record the acquisition in the accompanying unaudited pro forma condensed balance sheet are as follows:

               Components of purchase price:

                   Issuance of 750,000 shares of the Company's
                     common stock                                 $   2,070,000
                   Acquisition costs                                     80,000
                                                                  --------------

               Total purchase price                                   2,150,000

               Net liabilities assumed                                  194,048
                                                                  --------------

               Value of technology acquired                       $   2,344,048
                                                                  ==============

(2) The historical financial statements for Eflex have been accounted for on a December 31 fiscal year end basis. The historical financial statements of Eflex included in the pro forma condensed statement of operations reflect its results of operations from July 28, 1999 (date of incorporation) through
            September 30, 1999.

(3) Technology acquired and included in intangible assets is estimated to have a useful life of seven years and is amortized using the straight-line method.

(4) Additional compensation expense incurred as a result of new employment, consulting and stock option agreements with certain former employees and consultants of Eflex, which agreements are directly attributable to the transaction.

(5) Pro forma loss per share is based on the weighted average number of shares of common stock outstanding during the period. Options and warrants to purchase common stock were excluded in the calculation of the pro forma loss per share, as their effect would be antidilutive.

         (c)  Exhibits

                  2.1 Stock Purchase Agreement dated as of January 7, 2000 between the Company and the Selling Shareholders*

                  2.2 Promissory Note dated as of January 7, 2000 from the Company in favor of Saunders & Parker, Inc. for $136,444.90*

                  2.3 Non-Qualified Stock Option dated January 7, 2000 issued by the Company to Edward L. Didion*

                  2.4 Non-Qualified Stock Option dated January 7, 2000 issued by the Company to John D. McLean*

                  2.5 Non-Qualified Stock Option dated January 7, 2000 issued by the Company to Saunders & Parker, Inc.*

                  2.6 Non-Qualified Stock Option dated January 7, 2000 issued by the Company to T. Keith Odom*

                  2.7 Registration Rights Agreement dated January 7, 2000 between the Company and Edward L. Didion*

                  2.8 Registration Rights Agreement dated January 7, 2000 between the Company and John D. McLean*

                  2.9 Registration Rights Agreement dated January 7, 2000 between the Company and Saunders & Parker, Inc.*

                  2.10 Registration Rights Agreement dated January 7, 2000 between the Company and T. Keith Odom*

                  2.11 Registration Rights Agreement between the Company and Terry S. Parker*

                  2.12 Registration Rights Agreement dated January 7, 2000 between the Company and William C. Saunders*

                  2.13 Consulting Agreement dated January 7, 2000 between the Company and Edward L. Didion*

                  2.14 Employment Agreement dated January 7, 2000 between the Company and John D. McLean*

                  2.15 Employment Agreement dated January 7, 2000 between the Company and T. Keith Odom*

                  2.16 Consulting Agreement dated January 7, 2000 between the Company and Saunders & Parker, Inc.*

                  2.17 Promissory Note dated as of January 7, 2000 from the Company in favor of John D. McLean for $107,500*

                  2.18  Shareholder Agreement dated as of January 7, 2000*


* Filed with the Securities and Exchange Commission on January 21, 2000 as an exhibit to Registrant's Form 8-K dated January 7, 2000 and incorporated herein by reference.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 21, 2000

                                                     TELENETICS CORPORATION


                                                     By: /S/ David L. Stone
                                                         ---------------------
                                                         David L. Stone
                                                         Chief Financial Officer